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                                                                    EXHIBIT 10.5

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") dated
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as of January 31, 2003, among NATIONWIDE HEALTH PROPERTIES, INC. (the
"Borrower") and JPMORGAN CHASE BANK, as administrative agent (in such capacity,
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together with its successors in such capacity, the "Administrative Agent").
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                                    RECITALS:

                  A. The Borrower, the Administrative Agent and certain lenders (the "Lenders") are parties to a Credit Agreement dated as of November 8, 2002
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(said Credit Agreement, as the same may be amended, modified and supplemented and in effect from time to time, being herein called the "Credit Agreement";
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and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), which Credit Agreement provides, among other things, for Loans to be made by the Lenders to the Borrowers in an aggregate principal amount not exceeding $150,000,000.

                  B. The parties hereto desire, among other things, to amend the definition of Total Liabilities.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Amendment of Credit Agreement. Effective as of the
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         date hereof, the definition of "Total Liabilities" in Section 1.01 of the Credit Agreement shall be deemed amended by inserting the following sentence at the end of such definition:

                  "Notwithstanding anything to the contrary in this definition, accounts payable and accrued expenses arising in the ordinary course of business shall not be included in the computation of Indebtedness and other liabilities of the Consolidated Entities or any Joint Venture in which a Consolidated Entity owns a direct or indirect Equity Interest."

                  Section 2. Borrower's Representations. The Borrower hereby
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represents and warrants to the Administrative Agent and the Lenders, as follows:

                  (a) Each of the representations and warranties of the Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement or any of the other Loan Documents, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

                  (b) As of the date hereof and immediately after giving effect to this Agreement and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing; and

                  (c) The Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the Borrower has been duly authorized by all necessary corporate action on their part; and this Agreement has been duly and validly executed and delivered by the Borrower and constitutes each Borrower's legal, valid and binding obligation, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  Section 3. Ratification. Except as modified herein, all of the
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Loan Documents are hereby ratified and confirmed on behalf of the parties hereto and thereto.

                  Section 4.  Miscellaneous.
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                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (b) Amendments, Etc. The terms of this Agreement may be
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waived, modified and amended only by an instrument in writing duly executed by the Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon the Borrower, the Administrative Agent, each Lender and each holder of any of the Notes.

                  (c) Successors and Assigns. This Agreement shall be binding
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upon and inure to the benefit of the respective successors and assigns of the
Borrower, the Administrative Agent, the Lenders and any holder of any of the Notes.

                  (d) Captions. The captions and section headings appearing
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herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  (e) Counterparts. This Agreement may be executed in any number
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of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  (f) Severability. If any provision hereof is invalid and
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unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  (g) Agent's Authority. The Administrative Agent is hereby
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entering into this Agreement on behalf of, and with the consent of, the Required
Lenders, in accordance with Section 9.02(b) of the Credit Agreement.

                            [Signature pages follow]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed and delivered as of the day and year first above written.

                                    BORROWER:
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                                    NATIONWIDE HEALTH PROPERTIES, INC.,
                                    a Maryland corporation, as Borrower

                                    By: /s/ MARK L. DESMOND
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                                        Name:   Mark L. Desmond
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    ADMINISTRATIVE AGENT:
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                                    JPMORGAN CHASE BANK, as Administrative Agent


                                    By: /s/ JOHN F. MIX
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                                        Name:   John F. Mix
                                        Title:  Vice President